Effective immediately, the sub-section entitled "Principal Investment Strategies" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in a broad range of debt instruments and equity securities of U.S. and foreign issuers, including convertible securities, real estate-related investments, and emerging market securities. MFS may invest the fund's assets in other mutual funds advised by MFS that invest in such instruments and securities instead of investing directly in such instruments and securities.

MFS allocates the fund’s assets across these categories based on its interpretation of economic and money market conditions, fiscal and monetary policy and asset class and/or security values. These allocations may vary from time to time.

MFS focuses the fund’s debt investments on U.S. Government securities, less than investment grade quality debt instruments (lower quality debt instruments), and debt instruments of emerging market issuers. Of the fund’s investments in debt instruments, MFS may invest up to 100% of these investments directly or indirectly in lower quality debt instruments.

For the equity portion of the fund, MFS focuses on investing the fund’s assets in dividend-paying stocks and/or in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). While MFS may invest the equity portion of the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

For the real estate-related portion of the fund, MFS invests the fund’s assets in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. MFS generally focuses the fund’s investments in equity REITs, but may also invest in mortgage REITs and other real estate-related investments.  Issuers of real estate-related investments tend to be small- to medium-sized.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected based on fundamental analysis of individual issuers and instruments and quantitative models that systematically evaluate issuers and instruments. In structuring the fund, MFS may also consider top-down factors.

Effective April 30, 2013, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
James T. Swanson	2006	Investment Officer of MFS
William J. Adams	2011	Investment Officer of MFS
David P. Cole	2006	Investment Officer of MFS
Matthew W. Ryan	2006	Investment Officer of MFS
Jonathan W. Sage	2006	Investment Officer of MFS
Geoffrey L. Schechter	2006	Investment Officer of MFS
Richard R. Gable	2006	Investment Officer of MFS
Ward Brown	April 2013	Investment Officer of MFS

Effective immediately, the sub-section entitled "Principal Investment Strategies" beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS normally invests the fund’s assets primarily in a broad range of debt instruments and equity securities of U.S. and foreign issuers, including convertible securities, real estate-related investments, and emerging market securities. MFS may invest the fund's assets in other mutual funds advised by MFS that invest in such instruments and securities instead of investing directly in such instruments and securities.

MFS allocates the fund’s assets across these categories based on its interpretation of economic and money market conditions, fiscal and monetary policy and asset class and/or security values. These allocations may vary from time to time.

For the debt portion of the fund, MFS may invest the fund’s assets in all types of corporate and government debt instruments of U.S. and foreign issuers, including lower quality debt instruments and debt instruments of emerging market issuers. MFS focuses the fund’s debt investments on U.S. Government securities, lower quality debt instruments, and debt instruments of emerging market issuers. Of the fund’s investments in debt instruments, MFS may invest up to 100% of these investments directly or indirectly in lower quality debt instruments.

For the equity portion of the fund, MFS focuses on investing the fund’s assets in dividend-paying stocks and/or in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While MFS may invest the equity portion of the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

For the real estate-related portion of the fund, MFS invests the fund’s assets in real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. MFS may invest the fund’s assets in various types of REITs, including equity REITs and mortgage REITs. MFS generally focuses the fund’s investments in equity REITs. MFS allocates the fund’s investments in REITs across various geographic areas primarily within the U.S., REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities, but may, from time to time, focus the fund’s investments in any one or a few of these areas.  Issuers of real estate-related investments tend to be small- to medium-sized.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for real estate-related securities may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of a REIT to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.  Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are also considered. In structuring the fund, MFS considers sector allocations, yield curve positioning, macroeconomic factors, and risk management factors.

Effective immediately, the following is added beneath the sub-heading entitled "Lower Quality Debt Instruments" in the sub-section entitled "Principal Investment Types" beneath the main heading "Investment Objective, Strategies, and Risks":

MFS Pooled Portfolios:  MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. MFS Pooled Portfolios are designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. For example, the fund may invest in an MFS Pooled Portfolio that invests in high income debt instruments rather than invest in high income debt instruments directly.

As of December 17, 2012, any reference made to 500 Boylston Street, Boston, MA 02116 is restated as the following: 111 Huntington Avenue, Boston, MA 02199.

Effective immediately, the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Manager" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com):

Information	Approximate Date of Posting To Web Site
Fund’s top 10 equity holdings as of each month's end	14 days after month end
Fund's top 10 fixed income holdings as of each month's end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. Top 10 equity holdings, top 10 fixed income holdings, and full holdings are aggregated holdings including fund holdings and the holdings of any MFS fund in which the fund invests.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Effective April 30, 2013, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
James T. Swanson	Lead Portfolio Manager	Employed in the investment area of MFS since 1985
William J. Adams	High Yield Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005
David P. Cole	High Yield Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2004
Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	Employed in the investment area of MFS since 1997
Jonathan W. Sage	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2000
Geoffrey L. Schechter	U.S. Government Securities Portfolio Manager	Employed in the investment area of MFS since 1993
Richard R. Gable	Real Estate Related Securities Portfolio Manager	Employed in the investment area of MFS since May 2011; Employed in the investment area of Sun Life Financial from 1998 to 2011
Ward Brown	Emerging Markets Debt Securities Portfolio Manager	Employed in the investment area of MFS since 2005

Effective February 1, 2013, the second paragraph and subsequent bullets in the sub-section directly beneath the main heading "Description of Share Classes" are restated as follows:

Class I shares generally are available only to the following eligible investors:

•	certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

•	defined benefit retirement plans, endowments or foundations;

•	bank trust departments or law firms acting as trustee or manager for trust accounts;

•	investors who purchase shares through asset-based fee programs available through financial intermediaries;

•
employees and former employees of MFS and its subsidiaries who were employed by MFS or its subsidiaries on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law; and

•
trustees and former trustees of any investment company for which MFD serves as a distributor and who served as trustee on or after January 1, 2013, trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, and joint accounts with such persons' spouses or legal equivalents under applicable state law.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Effective immediately, the second paragraph in the sub-section entitled "Valuation" beneath the main heading "Other Information" is restated as follows:

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments are valued at amortized cost.

Effective immediately, the following is added directly before the last paragraph in the sub-section entitled "Tax Considerations" beneath the main heading "Other Information":

Investing in other funds could affect the amount, timing, and character of distributions from the fund, and, therefore, may increase the amount of taxes payable by shareholders.

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